SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant   ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Sun Microsystems, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Sun Microsystems, Inc. 4150 Network Circle, Santa Clara, CA 95054 Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Thursday, December 17, 2009
The Proxy Statement, Annual Report and other proxy materials are available at: http://bnymellon.mobular.net/bnymellon/java

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before December 4, 2009 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:
(please reference your 11-digit control number when requesting materials)
By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.
Telephone:	1-888-313-0164
Email:	shrrelations@bnymellon.com
(you must reference your 11-digit control number in your email)
Internet:	http://bnymellon.mobular.net/bnymellon/java

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares.

Dear Stockholder:

The 2009 Annual Meeting of Stockholders of Sun Microsystems, Inc. (the “Company”) will be held at Sun’s Auditorium located at the Santa Clara Campus, 4030 George Sellon Circle, Santa Clara, California 95054, on Thursday, December 17, 2009, at 10:00 a.m. (Pacific time).

Proposals to be considered at the Annual Meeting:

1.      To elect to the Board of Directors the twelve nominees named in the Proxy Statement;

2.      To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2010; and

3.      To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

The Board of Directors of the Company recommends a vote “FOR” items 1 and 2.

The Board of Directors has fixed the close of business on October 20, 2009 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the 2009 Annual Meeting of Stockholders and at any adjournment or postponement thereof.

Please note that if the proposed merger with Oracle Corporation is consummated prior to December 17, 2009, we will no longer have public stockholders and, therefore, the 2009 Annual Meeting of Stockholders will be canceled.

i
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

PX61001

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the 2009 Annual Meeting of Stockholders of Sun Microsystems, Inc.
Meeting Location:
Santa Clara Campus 4030 George Sellon Circle Santa Clara, California 95054
The following materials are available for you to review online:

•   the Company’s 2009 Proxy Statement (including all attachments thereto);

•   the Company’s Annual Report for the fiscal year ended June 30, 2009 (which is not incorporated into the proxy soliciting materials); and

•   any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper copy of the Proxy Materials:
(you must reference your 11-digit control number located on the reverse side of this form)
Telephone:	1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688)
Email:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
Internet:	http://bnymellon.mobular.net/bnymellon/java

The Proxy Materials for Sun Microsystems, Inc. are available to review at:

http://bnymellon.mobular.net/bnymellon/java

Have this notice available when you request a PAPER copy of the Proxy Materials,

when you want to view your proxy materials online

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

Use the Internet to vote your shares. On the top right hand side of the website click on “Vote Now”

to access the electronic proxy card and vote your shares. Have this notice in hand when you access the website.

You will need to reference the 11-digit control number located on the reverse side.

PX61001